UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 10, 2020

GP Strategies Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7234	52-0845774
(Commission File Number)	(IRS Employer Identification No.)

70 Corporate Center 11000 Broken Land Parkway, Suite 200, Columbia, MD	21044
(Address of Principal Executive Offices)	(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPX	NYSE (New York Stock Exchange)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Long-Term Incentive Program and Outstanding RSUs

On January 10, 2020, the Board of Directors (the “Board”) of GP Strategies Corporation (the “Company”) approved the recommendation of the Compensation Committee (the “Compensation Committee”) of the Board to amend the Company’s Long-Term Incentive Program (which provides for the issuance to certain key executives, including the executive officers listed in the Summary Compensation Table in the Company’s proxy statement for its 2019 Annual Meeting of Stockholders, of performance-vesting restricted stock units (“RSUs”) under the Company’s 2011 Stock Incentive Plan (the “2011 Plan”)) (the “LTIP”), and all outstanding RSUs under the 2011 Plan to provide that, to the extent not already vested or previously forfeited, all awards of RSUs will vest on the effectiveness of a Sale of the Company. The amendments define a “Sale of the Company” to be (x) the closing of a sale or other conveyance of all or substantially all of the assets of the Company or (y) the effective time of the acquisition of the Company through a merger, share exchange, consolidation, or other business combination involving the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the outstanding securities of the Company entitled to vote generally in the election of directors. The foregoing description of the amendments to the LTIP and the outstanding RSUs is a summary and is qualified in its entirety by reference to the Amended Long-Term Incentive Program, which is included as Exhibit 10.1 to this report.
Russell Becker Salary Increase
The Board approved increasing the base annual salary of Russell Becker, the Company’s Executive Vice President - Chief Sales Officer, by $50,000 to $350,000.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Amended Long-Term Incentive Program.

SIGNATURES

GP STRATEGIES CORPORATION

Date: January 16, 2020	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Executive Vice President, General Counsel & Secretary

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